Exhibit 4.1

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated as of July 7, 2006, is made by and among (i) subject to the entry of the Agreement Order (as defined below), Owens Corning, a Delaware corporation (as debtor-in-possession and a reorganized debtor, as applicable, the “Company”), and (ii) J.P. Morgan Securities Inc. (“JPMorgan Securities”) and any parties identified on the signature pages of any Joinder Agreements (as defined below) executed and delivered pursuant to Section 12.2 hereto (each, including JPM (as defined herein), an “Investor” and, collectively, the “Investors”).

RECITALS

WHEREAS, the Company filed its Amended Plan (as defined below) with the Bankruptcy Court (as defined below) on June 5, 2006;

WHEREAS, in connection with the consummation of the transactions contemplated by that certain Equity Commitment Agreement dated as of May 10, 2006 (the “Equity Commitment Agreement”) by and between the Company and JPM, JPM has agreed to acquire shares of New Common Stock (as defined below) in accordance with the provisions of the Equity Commitment Agreement and the Amended Plan;

WHEREAS, in connection with the Equity Commitment Agreement, JPM and the other Investors have entered into a Syndication Agreement, dated as of May 10, 2006 (the “Syndication Agreement”), pursuant to which such Persons have agreed to purchase certain shares of the New Common Stock from JPM;

WHEREAS, in consideration of the Investors’ commitment to purchase the New Common Stock pursuant to and on the terms and conditions set forth in the Equity Commitment Agreement and the Syndication Agreement, the Company has agreed to enter into a registration rights agreement with respect to certain shares of New Common Stock to be acquired by the Investors and certain of their Affiliates (as defined below);

WHEREAS, pursuant to the Amended Plan, the Owens Corning/Fibreboard Asbestos Personal Injury Trust (as defined in the Amended Plan, the “Trust”) will receive, among other things, a contingent payment right to cash and the Trust Shares (as defined below);

WHEREAS, in accordance with the Amended Plan, the Company and the Trust are entering into a registration rights agreement (the “Trust Registration Agreement”) to provide registration rights for the Trust with respect to its holding of any such Trust Shares; and

WHEREAS, certain financial institutions (at the request of an Investor) and the Company have entered into agreements whereby (i) the counterparty under the agreements has granted to each of such financial institutions the option to purchase, severally, a portion of the Trust Shares which option will expire twelve months after the date 28.2 million of the Trust Shares are issued to the Trust (the “Issuance Date”) in accordance with the terms of the Amended Plan (the “Call Agreements”), and (ii) each of such financial institutions has granted, severally, to the counterparty under the agreements the option to sell a portion of certain of the Trust Shares to the financial institutions, which option will expire three months after the Issuance Date (the “Put Agreements”), which Call Agreements and Put Agreements will be assigned by the Company to, and assumed by, subject to the exceptions set forth in the Collars, the Trust on the effective date of the Amended Plan.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein and in the Equity Commitment Agreement and Amended Plan, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Article I.

Definitions

For purposes of this Agreement, the following terms have the following meanings:

“Affiliate” has the meaning given to that term pursuant to Rule 12b-2 under the Exchange Act.

“Agreement” has the meaning given to that term in the introductory paragraph hereof.

“Agreement Order” means in the case of Owens Corning’s obligations in respect of the Initial Registration Statement, the order of the Bankruptcy Court granting the motion to approve the Rights Offering and related relief (Docket No. 17979) and in all other respects, the Confirmation Order as defined in the Amended Plan or such other order or orders of the Bankruptcy Court that approves this Agreement.

“Amended Plan” means the Sixth Amended Joint Plan of Reorganization for Owens Corning and its Affiliated Debtors and Debtors-In-Possession, filed on June 5, 2006, as it may be amended or supplemented from time to time; provided that no such amendment or supplement shall be given effect for purposes of this definition that shall (i) alter the capitalization of Owens Corning contemplated therein, (ii) materially adversely affect the obligations or rights of the Investors hereunder or (iii) cause any representation or warranty contained herein to be incorrect.

“Bankruptcy Code” means Chapter 11, Title 11 of the United States Code, 11 U.S.C. 101 et seq.

“Bankruptcy Court” means the United States Bankruptcy Court for the District of Delaware administering the Company’s bankruptcy case under the Bankruptcy Code together with the applicable district court, to the extent district court approval of the Amended Plan, or any transactions contemplated therein, is sought or required.

“Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure.

“Blackout Period” means any period during which, in accordance with Article VI hereof or Article VI of the Trust Registration Agreement, the Company is not required to effect the filing of a Registration Statement or a registration statement under the Trust Registration

Agreement or is entitled to postpone the preparation, filing or effectiveness or suspend the effectiveness of a Registration Statement or a registration statement under the Trust Registration Agreement.

“Business Day” means any day, other than a Saturday or Sunday, on which national banking institutions in New York, New York, are open.

“Call Agreements” has the meaning given to that term in the recitals hereof.

“Call Expiration Capacity” has the meaning given to that term in Section 4.1(g) of this Agreement.

“Call Expiration Registration Statement” has the meaning given to that term in Section 4.1(g) of this Agreement.

“Capacity” has the meaning given to that term in Section 4.4(b) of this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collars” means collectively, the Put Agreements and the Call Agreements.

“Company” has the meaning given to that term in the introductory paragraph hereof.

“control” has the meaning given to that term under Rule 405 under the Securities Act (and “controlled” and “controlling” shall have correlative meanings).

“Cut-off Date” means the 30th day prior to the date the last of the Call Agreements expire.

“Demand Registration” has the meaning given to that term in Section 4.1 of this Agreement.

“Demanding Holders” has the meaning given to that term in Section 4.1 of this Agreement.

“Effective Date” means each effective date or deemed effective date under the Securities Act of any Registration Statement or any post-effective amendment thereto.

“Environmental Laws” has the meaning given to that term in Section 2.1(w) of this Agreement.

“Equity Commitment Agreement” has the meaning given that term in the recitals hereof.

“ERISA” has the meaning given to that term in Section 2.1(x) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Exclusive Holder Period” has the meaning given to that term in Section 4.1(c) of this Agreement.

“Exclusive Holder Registration” has the meaning given to that term in Section 4.1(c) of this Agreement.

“Exclusive Trust Period” means the period consisting of 60 days beginning on the latest of (i) the last date on which a Call Agreement expires, (ii) the date of the closing of the sale of Registrable Securities covered by a Demand Registration for an Underwritten Offering made pursuant to the last demand made by the Holders under Section 4.1(a) hereof before the Cut-Off Date, or, if earlier, the withdrawal, revocation or termination of such Demand Registration by the Holders and (iii) the end of any Lock-Up Period (which may not end later than 90 days after the effective date of such Demand Registration) requested by the managing underwriter in connection with such Demand Registration for an Underwritten Offering by the Holders.

“Exclusive Trust Registration” means the right of the Trust to make a request for a demand registration under the Trust Registration Agreement for an Underwritten Offering during the Exclusive Trust Period.

“Expiration Date” has the meaning given to that term in Section 4.1(g) of this Agreement.

“Filing Date” means (a) with respect to the Initial Registration Statement, not later than 45 days after approval by the Bankruptcy Court of the Equity Commitment Agreement, (b) with respect to a Registration Statement to be filed on Form S-1 (or any applicable successor form), not later than 60 days after receipt by the Company of a request for such Registration Statement and (c) with respect to a Registration Statement to be filed on Form S-3 (or any applicable successor form), not later than 30 days after receipt by the Company of a request for such Registration Statement.

“Free Writing Prospectus” means a free writing prospectus as defined in Rule 405 under the Securities Act relating to the Registrable Securities included in the applicable registration.

“Holdco” has the meaning given to that term in Section 12.13 of this Agreement.

“Holder Shelf Offering” has the meaning given to that term in Section 3.2(a) of this Agreement.

“Holders” means (i) the Investors and (ii) any transferees of such Persons’ Registrable Securities in accordance with Section 12.5 of this Agreement, in each case at such times as such Persons shall own Registrable Securities.

“Indemnified Person” has the meaning given to that term in Section 8.3 of this Agreement.

“Indemnifying Person” has the meaning given to that term in Section 8.3 of this Agreement.

“Initial Registration Statement” means the Registration Statement to be filed by the Company pursuant to Rule 415 of the Securities Act and pursuant to the Amended Plan relating to the Registrable Securities.

“Investor” and “Investors” have the meanings given to those terms in the introductory paragraph hereof.

“Issuance Date” has the meaning given to that term in the recitals hereof.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus as defined in Rule 433 under the Securities Act.

“Joinder Agreement” has the meaning given to that term in Section 12.2 of this Agreement.

“JPM” means, collectively, JPMorgan Securities and its Affiliates who are parties to this Agreement.

“JPMorgan Securities” has the meaning given to that term in the introductory paragraph of this Agreement.

“Lock-Up Period” has the meaning given to that term in Section 4.3(c) of this Agreement.

“Majority Selling Holders” means those Selling Holders whose Registrable Securities included in a specified registration represent a majority of the Registrable Securities of all Selling Holders included therein.

“Material Adverse Effect” has the meaning given to that term in Section 2.1(a) of this Agreement.

“NASD” has the meaning given to that term in Section 7.1(m) of this Agreement.

“NASDAQ” means the NASDAQ National Market.

“New Common Stock” means the shares of new common stock of the Company issued on and after the effective date of the Amended Plan and any additional shares of common stock paid, issued or distributed in respect of any such shares by way of a stock dividend, stock split or distribution, or in connection with a combination of shares, recapitalization, reorganization, merger or consolidation, or otherwise.

“Non-Qualified Securities” means at any time Registrable Securities that do not constitute Qualified Registrable Securities.

“NYSE” means the New York Stock Exchange.

“Other Stockholders” means any Person (other than the Holders) having rights to participate in a registration of the New Common Stock.

“Person” means any individual, corporation, general or limited partnership, limited liability company, joint venture, trust or other entity or association, including without limitation any governmental authority.

“Piggyback Notice” has the meaning given to that term in Section 5.1 of this Agreement.

“Piggyback Registration” has the meaning given to that term in Section 5.1 of this Agreement.

“Preliminary Prospectus” has the meaning given to that term in Section 2.1(l) of this Agreement.

“Pro Rata Basis” has the meaning given to that term in Section 4.4(b)(iii) of this Agreement.

“Prospectus” means the prospectus relating to the Registrable Securities included in the applicable Registration Statement, and any such prospectus as supplemented by any and all prospectus supplements and as amended by any and all amendments (including post-effective amendments) and including all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Put Agreements” has the meaning given to that term in the recitals hereof.

“Qualified Registrable Securities” means at any time (a) shares of New Common Stock purchased by a Holder pursuant to the Equity Commitment Agreement or Syndication Agreement, (b) shares of New Common Stock received pursuant to the exercise of the Collars, or that may be acquired by a Holder pursuant to the Collars, without duplication, and (c) shares of New Common Stock received by a Holder pursuant to the Amended Plan in respect of their bondholder claims, including pursuant to the Rights Offering, and (d) any additional shares of New Common Stock paid, issued or distributed in respect of any shares of the types described in clauses (a), (b) and (c) of this definition by way of stock dividend, stock split or distribution, or in connection with a combination of shares, recapitalization, reorganization, merger or consolidation, or otherwise; provided, however, that as to any Qualified Registrable Securities, such securities shall cease to constitute Qualified Registrable Securities upon the earliest to occur of: (i) the date on which the securities are disposed of pursuant to an effective registration statement under the Securities Act; (ii) the date on which the securities are disposed of pursuant to Rule 144 (or any successor provision) under the Securities Act; and (iii) the date on which the securities cease to be outstanding.

“Questionnaire” has the meaning given to that term in Section 3.2(a) of this Agreement.

“Registrable Securities” means at any time (a) shares of New Common Stock purchased by a Holder pursuant to the Equity Commitment Agreement or Syndication Agreement, (b) shares of New Common Stock received by a Holder pursuant to the exercise of the Collars and, without duplication, shares of New Common Stock that may be acquired by a Holder pursuant to the Collars, (c) shares of New Common Stock received by a Holder pursuant to the Amended Plan in respect of their bondholder claims, including pursuant to the Rights Offering, (d) any other shares of New Common Stock held by any of the Holders now or at any time in the future and (e) any additional shares of New Common Stock held by a Holder paid, issued or distributed in respect of any shares of the types described in clauses (a), (b), (c) and (d) of this definition by way of stock dividend, stock split or distribution, or in connection with a combination of shares, recapitalization, reorganization, merger or consolidation, or otherwise; provided, however, that as to any Registrable Securities, such securities shall cease to constitute Registrable Securities upon the earliest to occur of: (i) the date on which the securities are disposed of pursuant to an effective registration statement under the Securities Act; (ii) the date on which the securities are disposed of pursuant to Rule 144 (or any successor provision) under the Securities Act; and (iii) the date on which the securities cease to be outstanding.

“Registration Expenses” has the meaning given to that term in Section 7.4(a) of this Agreement.

“Registration Statement” means any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), and all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Required Period” means: (i) with respect to the Initial Registration Statement, two years following the earlier of (x) the last day on which a Call Agreement expires (or such shorter period as the Initial Registration Statement can then remain effective under the Securities Act) and (y) the purchase under the Call Agreements or the Put Agreements of all of the New Common Stock subject to the Call Agreements and the Put Agreements (or such shorter period as the Initial Registration Statement can then remain effective under the Securities Act); (ii) with respect to any other “shelf registration,” two years following the first day of effectiveness of such Registration Statement; and (iii) with respect to any other Registration Statement, 90 days following the first day of effectiveness of such Registration Statement.

“Rights Offering” shall have the meaning given to such term in the Equity Commitment Agreement.

“Rule 144” means Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” means the United States Securities and Exchange Commission and any successor United States federal agency or governmental authority having similar powers.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Selling Holder” means, with respect to a specified registration pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

“Selling Holder Information” has the meaning given to that term in Section 3.2(a) of this Agreement.

“Settlement Term Sheet” means the terms set forth in Exhibit A of the Equity Commitment Agreement.

“Significant Subsidiary” means any subsidiary that would be a “significant subsidiary” as defined in Article I, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act.

“Syndication Agreement” has the meaning given to such term in the recitals hereof.

“Transaction Documents” has the meaning given to that term in Section 2.1(o) of this Agreement.

“Trust” has the meaning given to that term in the recitals hereof.

“Trust Registration Agreement” has the meaning given to that term in the recitals hereof.

“Trust Shares” means (i) 28.2 million shares of New Common Stock, which the Trust has a contingent payment right to receive pursuant to the Amended Plan, (ii) from and after the Issuance Date, such 28.2 million shares of New Common Stock issued to the Trust, (iii) any shares of New Common Stock (other than those contemplated by clauses (i), (ii) and (iv) of this definition) issued to the Trust under the Amended Plan not to exceed 300,000 shares, and (iv) any additional shares of common stock paid, issued or distributed in respect of any of the shares of the types described in clauses (i), (ii) and (iii) of this definition by way of stock dividend, stock split or distribution, or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise.

“Underwritten Registration” or “Underwritten Offering” means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

“Unsubscribed Shares” means an aggregate number of shares of New Common Stock equal to 72,900,000 minus the number of shares of New Common Stock offered pursuant to the Rights Offering and purchased on or before the expiration time of the Rights Offering.

Article II.

Representations and Warranties of the Company

2.1 Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Investor as set forth below, as of the date hereof with respect to Sections 2.1(a), (b), (c), (f) and (g). Except for representations, warranties and agreements that are expressly limited as to their date, the Company represents and warrants to, and agrees with, each Investor as set forth below as of each Effective Date with respect to each representation and warranty set forth below:

(a) Incorporation and Qualification. The Company and each of its subsidiaries has been duly organized and is validly existing and in good standing under the laws of their respective jurisdictions of organization, with the requisite power and authority to own its properties and conduct its business as currently conducted. Each of the Company and its subsidiaries has been duly qualified as a foreign company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent the failure to be so qualified or be in good standing has not had or could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, results of operations, property or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole or on the ability of the Company, subject to the approvals and other authorizations set forth in Section 4(g) of the Equity Commitment Agreement, to consummate the transactions contemplated by the Transaction Documents (a “Material Adverse Effect”).

(b) Corporate Power and Authority. (i) The Company has the requisite corporate power and authority to enter into, execute and deliver this Agreement and, subject to entry of the Agreement Order and the expiration, or waiver by the Bankruptcy Court, of any applicable waiting period set forth in the Bankruptcy Rules, respectively, to perform its obligations hereunder. The Company has taken all necessary corporate action required for the due authorization, execution, delivery and performance by it of this Agreement.

(c) Execution and Delivery; Enforceability. This Agreement has been duly and validly executed and delivered by the Company, and, upon the entry of the Agreement Order and the expiration, or waiver by the Bankruptcy Court, of any applicable waiting period set forth in the Bankruptcy Rules, this Agreement will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(d) Authorized Capital Stock. The authorized capital stock of the Company conforms in all material respects to the authorized capital stock set forth in the Registration Statement and Preliminary Prospectus and the issued and outstanding shares of capital stock of the Company conforms in all material respects to the description set forth in the Registration Statement and Preliminary Prospectus.

(e) Issuance. All outstanding shares of New Common Stock have been duly and validly issued, fully paid and non-assessable, and free and clear of all taxes, liens, pre-emptive rights, rights of first refusal, subscription and similar rights.

(f) No Conflict. Subject to the entry of the Agreement Order and the expiration, or waiver by the Bankruptcy Court, of any applicable waiting period set forth in the Bankruptcy Rules, the execution and delivery by the Company of this Agreement and compliance by the Company with all of the provisions hereof and the consummation of the transactions contemplated herein (i) will not conflict with or result in a breach or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time, or both), or result, except to the extent provided in or contemplated by the Amended Plan, in the acceleration of, or the creation of any lien under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) will not result in any material violation of the provisions of the Certificate of Incorporation or Bylaws of the Company included in the Amended Plan and as applicable to the Company from and after the effective date of the Amended Plan and (iii) will not result in any violation of, or any termination or material impairment of any rights under, any statute or any license, authorization, injunction, judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except in any such case described in subclause (i) or (iii) as have been described in an effective Registration Statement or as will not have or could not reasonably be expected to have, individually or in the aggregate, a

Material Adverse Effect and except in any such case described in subclause (i), for (y) the registration under the Securities Act contemplated hereby and (z) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the sale of the shares of New Common Stock by the Investors.

(g) Consents and Approvals. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties is required for the execution and delivery by the Company of this Agreement and performance of and compliance by the Company with all of the provisions hereof and the consummation of the transactions contemplated herein, except (i) the entry of the Agreement Order and the expiration, or waiver by the Bankruptcy Court, of any applicable waiting period set forth in the Bankruptcy Rules, (ii) the registration under the Securities Act contemplated hereby and (iii) such consents, approvals, authorizations, registrations or qualifications (w) as may be required under NYSE or NASDAQ rules and regulations in order to consummate the transactions contemplated herein, (x) as may be required under state securities or Blue Sky laws in connection with the sale of the shares of New Common Stock by the Investors, (y) as have been described in an effective Registration Statement or (z) the absence of which will not have or could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(h) Arm’s Length. The Company acknowledges and agrees that each Investor is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the transactions contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, the Investors are not advising the Company or any other Person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction, and the Company makes no representations about such matters as between the Investors and any other Person. The Company shall consult with its own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Investors shall have no responsibility or liability to the Company with respect thereto. Any review by each Investor of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of each Investor and shall not be on behalf of the Company.

(i) Financial Statements. Except as otherwise described in the Registration Statement and the Preliminary Prospectus or any documents incorporated therein by reference, the financial statements and the related notes thereto of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Preliminary Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act and present fairly in all material respects the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement and the Preliminary Prospectus, present fairly the information required to be stated therein; and, except as otherwise described in the Registration Statement or any documents incorporated therein by reference, the other financial information included or incorporated by reference in the Registration Statement has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby; and, except as otherwise described in the Registration Statement or any documents incorporated therein by reference, any pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement when they become effective.

(j) Exchange Act Documents. The documents incorporated by reference in the Registration Statement or the Preliminary Prospectus, when they became effective or were filed with the SEC, as the case may be, conformed in all material respects to the requirements of the Exchange Act and, when read together with the other information included or incorporated by reference in the Registration Statement, at the time the Registration Statement became effective or the date of such Preliminary Prospectus, none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement or the Preliminary Prospectus, when such documents become effective or are filed with the SEC, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not, when read together with the other information included or incorporated by reference in the Registration Statement and the Preliminary Prospectus, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus complies in all material respects with the Securities Act, has been filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and at the Effective Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to the Trust or any Investor furnished to the Company in writing by the Trust or such Investor expressly for use in any Issuer Free Writing Prospectus.

(l) Preliminary Prospectus. Each Preliminary Prospectus, at the time of filing thereof, will comply in all material respects with the Securities Act and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Trust or any Investors furnished to the Company in writing by the Trust or any Investors expressly for use in any Preliminary Prospectus. As used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement

(and any amendments thereto) before it becomes effective, any prospectus filed with the SEC pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement, at the time of their respective effectiveness that omits Rule 430 Information.

(m) Registration Statement and Prospectus. As of the Effective Date of a Registration Statement, such Registration Statement complies in all material respects with the Securities Act, and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the applicable filing date of the Prospectus and any amendment or supplement thereto, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Trust or any Investors furnished to the Company in writing by the Trust or any Investors expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.

(n) No Material Adverse Change. Since the date of the most recent audited financial statements included or incorporated by reference in the Registration Statement and the Preliminary Prospectus, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its then Significant Subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its then Significant Subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its Significant Subsidiaries has sustained any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in any such case described in subclause (i), (ii) or (iii) as is otherwise disclosed in the Registration Statement and the Preliminary Prospectus or any documents incorporated therein by reference.

(o) Descriptions of the Transaction Documents. Each of this Agreement, the Equity Commitment Agreement, the Syndication Agreement, the Collars, the Amended Plan, the Agreement Order and the Trust Registration Agreement (collectively, the “Transaction Documents”) conforms in all material respects to the description thereof contained in the Registration Statement as of the Effective Date.

(p) No Violation or Default. Neither the Company nor any of its Significant Subsidiaries is in violation of its charter or by-laws or similar organizational documents or any of the Transaction Documents. Neither the Company nor any of its subsidiaries is, except as disclosed in the Registration Statement and the Preliminary Prospectus or in any documents incorporated by reference therein: (i) in default, and, to the knowledge of the Company, no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (ii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (ii) above, for any such default or violation that would not, individually or in the aggregate, have or be reasonably expected to have a Material Adverse Effect.

(q) Legal Proceedings. Except as described in the Registration Statement and the Preliminary Prospectus or in any documents incorporated therein by reference, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents; as of the date hereof, no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others; and as of the date hereof, (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Exchange Act to be described in the Exchange Act Documents filed as of the date of the Registration Statement or the Preliminary Prospectus that are not so described and (ii) there are no statutes, regulations or contracts or other documents that have been entered into, that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement that are not so filed or described.

(r) Independent Accountants. The auditors who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Preliminary Prospectus are independent public accountants with respect to the Company and its subsidiaries as required by the Securities Act.

(s) Title to Intellectual Property. Except as described in the Registration Statement and the Preliminary Prospectus or any documents incorporated by reference therein, the Company and its Significant Subsidiaries own or possess, or can acquire on reasonable terms, adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses, except where the failure to own or possess any such rights could not reasonably be expected to have a Material Adverse Effect; and except as described in the Registration Statement and the Preliminary Prospectus or any documents incorporated by reference therein, and except as could not reasonably be expected to have a Material Adverse Effect, the conduct of their respective businesses will not conflict in any material respect with any such rights of others, and the Company and its subsidiaries have not received any written notice of any material claim of infringement or conflict with any such material rights of others.

(t) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Preliminary Prospectus and that are not described.

(u) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the shares of New Common Stock and the application of the proceeds thereof as described in the Prospectus, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(v) Licenses and Permits. Except as described in the Registration Statement and the Preliminary Prospectus or any documents incorporated by reference therein, the Company and its Significant Subsidiaries possess all material licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Preliminary Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Registration Statement and the Preliminary Prospectus or any documents incorporated by reference therein and except as would not reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its subsidiaries has received written notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(w) Compliance With Environmental Laws. Except as described in the Registration Statement and the Preliminary Prospectus or any documents incorporated by reference therein, the Company and its Significant Subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of each of the clauses (i), (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(x) Compliance With ERISA. Except as described in the Registration Statement and the Preliminary Prospectus or any documents incorporated by reference therein, (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement

Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code, except where the failure to comply with such applicable statutes, orders, rules and regulations would not, individually or in the aggregate, have a Material Adverse Effect; and (ii) as of the date hereof, no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption, except such transactions that would not, individually or in the aggregate, have a Material Adverse Effect.

(y) Accounting Controls. Except as described in the Registration Statement and the Preliminary Prospectus or any documents incorporated by reference therein, the Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(z) Insurance. Except as described in the Registration Statement and the Preliminary Prospectus or any documents incorporated by reference therein, the Company and its subsidiaries have insurance covering their respective material properties, material operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are customary for companies whose businesses are similar to the Company or such subsidiary, respectively; and, except as described in the Registration Statement and the Preliminary Prospectus or any documents incorporate by reference therein, neither the Company nor any of its subsidiaries has (i) received written notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain substantially similar coverage at reasonable cost from substantially similar insurers as may be necessary to continue its business.

(aa) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(bb) No Registration Rights. Except (i) to the extent covered by the Registration Statement and the Preliminary Prospectus and (ii) with respect to rights granted under this Agreement or the Trust Registration Agreement, no Person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the SEC.

(cc) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the shares of New Common Stock.

(dd) Business With Cuba. The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any Person or Affiliate located in Cuba.

(ee) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement or the Preliminary Prospectus, has been made or reaffirmed, without a reasonable basis or has been disclosed other than in good faith.

(ff) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement and the Preliminary Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

Article III.

Initial Registration

3.1 Initial Registration Statement. Subject to the terms and conditions set forth in this Agreement, the Company shall use its reasonable best efforts to cause the Initial Registration Statement to be filed with the SEC not later than 45 days after approval by the Bankruptcy Court of the Equity Commitment Agreement and use its reasonable best efforts to cause it to be declared effective by the SEC as promptly as practicable thereafter on an appropriate form under the Securities Act relating to the offer and sale of the Registrable Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Initial Registration Statement and Rule 415 under the Securities Act. Once the Initial Registration Statement is declared effective by the SEC, the Company shall use its reasonable best efforts to (i) cause the Initial Registration Statement to remain continually effective, and supplemented and amended throughout the Required Period and (ii) file post-effective amendments on Form S-3 to the Initial Registration Statement, as soon as the Company is eligible to use Form S-3 for secondary offerings. The Company’s obligations under this Section 3.1 are subject to the provisions of Article VI.

3.2 Initial Registration Procedures.

(a) During the Required Period, any Holder shall be entitled, subject to the remainder of this Section 3.2, to sell all or any part of the Registrable Securities registered on behalf of such Holder pursuant to the Initial Registration Statement (“Holder Shelf Offering”). Notwithstanding any other provision of this Agreement, no Holder may include any of its Registrable Securities in a Holder Shelf Offering pursuant to this Agreement unless the Holder shall provide to the Company a fully completed notice and questionnaire in substantially the form set forth in Exhibit A hereto (the “Questionnaire”) and such other information in writing as may be reasonably requested by the Company pursuant to Section 7.2 (the “Selling Holder Information”). In order to be named as a selling securityholder in the Initial Registration Statement or Prospectus at the time it initially becomes effective under the Securities Act, each Holder must no later than three Business Days prior to the Effective Date of the Initial Registration Statement, which will be at least 20 days following notice by the Company of the expected initial Effective Date, furnish in writing the completed Questionnaire and such other Selling Holder Information that the Company may reasonably request in writing, if any, to the Company. The Company shall (i) include in the Initial Registration Statement the information from the completed Questionnaire and such other Selling Holder Information, if any, received by the Company at least three Business Days prior to the initial Effective Date of the Initial Registration Statement and the Prospectus, as necessary and (ii) in a manner so that upon such effectiveness of the Initial Registration Statement the Holder shall be named as a selling securityholder and be permitted to deliver (or be deemed to deliver) such Prospectus to purchasers of the Registrable Securities in accordance with applicable law. From and after the date that the Initial Registration Statement initially becomes effective, upon receipt of a completed Questionnaire (including any updated Questionnaire) and such other Selling Holder Information (including any updated Selling Holder Information) that the Company may reasonably request in writing (including any amendments to any prior Questionnaire or Selling Holder Information), if any, but in any event within ten Business Days after the Company receives the completed Questionnaire and such other Selling Holder Information, if any, the Company shall use its reasonable best efforts to file any amendments or supplements to the Initial Registration Statement or Prospectus or the documents incorporated by reference therein necessary for such Holder to be named as a selling securityholder and permit such Holder to deliver (or be deemed to deliver) the Prospectus to purchasers of the Registrable Securities (subject to the Company’s rights during a Blackout Period); provided that the Company shall not be required to file more than one such amendment to the Registration Statement in any rolling 30-day period. Holders that do not deliver a completed written Questionnaire and such other information, as provided for in this Section 3.2(a), shall not be named as selling securityholders in the Prospectus until such Holder delivers such information and the appropriate notice and other periods called for by this Agreement shall have elapsed. If the Company shall file a post-effective amendment to the Initial Registration Statement, it shall use reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is reasonably practicable and notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to this Article III. If such Selling Holder Information is delivered during a Blackout Period, the Company shall so inform the Holder delivering such Selling Holder Information and shall take the actions set forth in this Section 3.2(a) upon expiration of the Blackout Period as though such Holder’s Selling Holder Information had been delivered on the expiration date of such Blackout Period.

(b) Any Holder may, by written notice to the Company, request that the Company take any reasonable steps necessary to assist and cooperate with such Holder to facilitate a Holder Shelf Offering, subject to the provisions of this Agreement. Such written notice shall specify the number of shares of Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof.

(c) Subject to the remainder of this Section 3.2(c), a Holder may include in a Holder Shelf Offering the sale, in certain hedging transactions that such Holder may enter into in connection with the Collars, of up to the maximum number of shares of New Common Stock that may be acquired by such Holder pursuant to the Collars (with any shares so sold by a Holder being hereinafter referred to as such Holder’s “Hedged Shares”); provided, however, that each such Holder must give the Company written notice of its desire to do so not later than 20 Business Days prior to the effective date of the Initial Registration Statement.

Article IV.

Demand Registration

4.1 Right to Demand Registration.

(a) Subject to the terms of Section 4.1(b), at any time and from time to time, (x) JPM may request in writing that the Company effect the registration of all or part of its Registrable Securities and (y) any Holder or group of Holders (excluding JPM) representing at least 33% of all Registrable Securities then outstanding, may request in writing that the Company (the “Demanding Holders”) effect the registration (a “Demand Registration”) of all or part of such Demanding Holder’s or Holders’ Registrable Securities with the SEC under and in accordance with the provisions of the Securities Act (which written request shall be addressed to the Secretary of the Company, shall state that the request is for a Demand Registration pursuant to this Section 4.1 and shall specify (i) the then current name and address of such Demanding Holder or Holders, (ii) the aggregate number of shares of Registrable Securities requested to be registered in such registration by such Holder or group of Holders, (iii) the total number of shares of New Common Stock then held by such Demanding Holder or Holders, and (iv) the intended means of distribution). The Company shall notify each other Holder of such request (by delivering a copy of such request to each such Holder) for registration and each other Holder may, by written notice to the Company given no later than 10 Business Days after the Company’s notice is given to such Holder (which notice shall specify (i) the then-current name and address of the Holder, (ii) the aggregate number of shares of Registrable Securities requested to be registered in such registration by such Holder or group of Holders, and (iii) the total number of shares of New Common Stock then held by such Holder), request that all or a part of such Holder’s Registrable Securities be included in such registration. The Company shall file a Registration Statement covering such Demanding Holder’s or Holders’ Registrable Securities requested to be registered as promptly as practicable (and, in any event, by the applicable Filing Date) after receipt of such request; provided, however, that the Company shall not be required to take any action pursuant to this Article IV:

(i) (A) with respect to any request for registration by JPM pursuant to Section 4.1(a)(x), if prior to the date of such request, the Company has effected at the request of JPM, five registrations in the aggregate pursuant to Section 4.1(a)(iii) or Section 4.1(a)(iv) or (B) with respect to any request for registration by any Holder or group of Holders (excluding JPM) pursuant to Section 4.1(a)(y), if prior to the date of such request, the Company has effected at the request of any Holder or group of Holders (excluding JPM), five registrations in the aggregate pursuant to Section 4.1(a)(iii) or Section 4.1(a)(iv);

(ii) if within the 12-month period preceding such request the Company has effected two Demand Registrations for JPM pursuant to Section 4.1(a)(x) or two Demand Registrations for any Holder or group of Holders pursuant to Section 4.1(a)(y);

(iii) in the case of a non-Underwritten Offering, unless the Registrable Securities requested to be registered (A) have an aggregate then-current market value, including (x) in the case of a Demand Registration by JPM, Registrable Securities of other Holders which such Holders have agreed to include in such Demand Registration and (y) in the case of a Demand Registration by other Holders, Registrable Securities of JPM which JPM has agreed to include in such Demand Registration, of $50 million or more (before deducting underwriting discounts and commission) or (B) constitute all of the then-outstanding Registrable Securities held (including shares subject to the Collars) by the Demanding Holders or Holders;

(iv) in the case of an Underwritten Offering, unless the Registrable Securities requested to be registered (A) have an aggregate then-current market value at the time of the request for a Demand Registration, including (x) in the case of a Demand Registration by JPM, Registrable Securities of other Holders which such Holders have agreed to include in such Demand Registration and (y) in the case of a Demand Registration by other Holders, Registrable Securities of JPM which JPM has agreed to include in such Demand Registration, of $75 million or more (before deducting underwriting discounts and commission) or (B) constitute all of the then-outstanding Registrable Securities held (including shares subject to the Collars) by the Demanding Holders or Holders; or

(v) during the pendency of any Blackout Period.

(b) Holders shall not be permitted to request any Demand Registrations for an Underwritten Offering for a period beginning on the Cut-off Date and ending on (i) if the Trust does not, pursuant to the Trust Registration Agreement, request an Exclusive Trust Registration during the Exclusive Trust Period, the end of the Exclusive Trust Period and (ii) if the Trust does request an Exclusive Trust Registration during the Exclusive Trust Period, the later of (x) the date on which the sale of the securities covered by the Exclusive Trust Registration closes, or if earlier, the withdrawal, revocation or termination of the Exclusive Trust Registration solely by the Trust and (y) the end of any Lock-Up Period requested by the managing underwriter in connection with the Exclusive Trust Registration. The Holders shall be allowed to include in the Exclusive Trust Registration at least the lesser of 25% of the shares of New Common Stock included in the Exclusive Trust Registration and the number of Qualified Registrable Securities requested by the Holders to be included in the Exclusive Trust Registration, in accordance with the terms of Section 4.4. Notwithstanding the foregoing, if the Trust does not, on the latest date on which a Collar Agreement expires, have at least $75 million of Trust Shares, this Section 4.1(b) shall not apply.

(c) The Holders shall have the exclusive right to make a request for a Demand Registration for an Underwritten Offering (the “Exclusive Holder Registration”) for a period (the “Exclusive Holder Period”) of 60 days after (i) if no Exclusive Trust Registration is requested by the Trust, the end of the Exclusive Trust Period and (ii) if an Exclusive Trust Registration is requested by the Trust, the latest of (x) the date on which the sale of securities covered by the Exclusive Trust Registration closes or, if earlier, the withdrawal, revocation or termination of the

Exclusive Trust Registration solely by the Trust and (y) the end of any Lock-Up Period requested by the managing underwriter in connection with the Exclusive Trust Registration. If an Exclusive Holder Registration is requested, the Trust shall not have a right to make a demand registration under the Trust Registration Agreement for an Underwritten Offering for a period beginning on the date the Holders make a written request for an Exclusive Holder Registration and ending on the later of (i) the date on which the sale of securities covered by the Exclusive Holder Registration closes or, if earlier, the withdrawal, revocation or termination of the Exclusive Holder Registration solely by the Holders and (ii) the end of any Lock-Up Period requested by the managing underwriter in connection with the Exclusive Holder Registration. The Trust shall be permitted to include in the Exclusive Holder Registration at least the lesser of 25% of the shares of New Common Stock covered by the Exclusive Holder Registration and the number of shares of New Common Stock requested by the Trust to be included in the Exclusive Holder Registration in accordance with Section 4.4. Notwithstanding the foregoing, if the Trust does not on the date that the Holders request an Exclusive Holder Registration have at least $75 million of Trust Shares, this Section 4.1(c) shall not apply.

(d) If at anytime there is no Company “shelf” Registration Statement outstanding with respect to Registrable Securities, the Demanding Holder or Holders making such request hereunder may specify that the requested registration be a “shelf registration” for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

(e) A Demand Registration requested pursuant to Section 4.1 shall not be deemed to be effected by the Company for purposes of Section 4.1 if it has not (i) been declared effective by the SEC or (ii) become effective in accordance with the Securities Act and kept effective as contemplated by Section 4.2, subject to any Blackout Periods. If the Company shall have complied with its obligations under this Agreement, a right to a Demand Registration pursuant to this Section 4.1 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to the Registration Statement, and (y) the date as of which such Demand Registration shall have been continuously effective (and not subject to any stop order, injunction or other similar order or requirement of the SEC) for the Required Period, subject to any Blackout Periods.

(f) In the event that more than one written request for a Demand Registration pursuant to Section 4.1 or a demand registration under Section 4.1 of the Trust Registration Agreement is received by the Company on the same day, the Holder(s) or Trust making the request that represents the largest number of shares of New Common Stock shall be deemed to be the Demanding Holder(s) (or demanding holder).

(g) Notwithstanding anything contained in this Agreement to the contrary, if, on the latest date that a Call Agreement expires (the “Expiration Date”), (i) the Trust holds shares of New Common Stock and (ii) either (A) the Holders have requested a Demand Registration for an Underwritten Offering but the corresponding Registration Statement (the “Call Expiration Registration Statement”) has not as of the Expiration Date been declared effective by the SEC or (B) the Holders have requested a Demand Registration for an Underwritten Offering and a post-effective amendment to the Call Expiration Registration Statement is to be filed with the SEC, then the Company shall on the Expiration Date or five days prior to the filing of any such post-effective amendment, send written notice to the Trust of such fact or such filing, as applicable, and if the Trust delivers written notice to the Company within five Business Days after the date it receives the Company’s notice that it desires to include shares of New Common Stock in the Call Expiration Registration Statement, the Trust shall be entitled to require the Call Expiration Registration Statement to be amended or supplemented to include, and the Company shall include in such Call Expiration Registration Statement, all of the shares of New Common Stock the Trust requests to be covered under the Call Expiration Registration Statement (subject to the following provisions of this Section 4.1(g)). If the Call Expiration Registration Statement relates to an Underwritten Offering and the managing underwriter of the Underwritten Offering relating thereto advises the Company, the Holders and the Trust in writing that the total amount of shares of New Common Stock requested to be registered therein (including those to be included by the Trust and the Holders), together with such other securities that the Company and any Other Stockholders (other than the Trust) propose to include in such registration, is such as to adversely affect the successful marketing (including the pricing) of the securities included in such registration, then the Company shall include in such registration all shares of New Common Stock requested to be included therein, up to the full amount (such amount the “Call Expiration Capacity”) that, in the view of such managing underwriter, can be sold without adversely affecting the successful marketing (including the pricing) of the securities to be included in such registration and such shares shall be allocated as follows: (1) first, up to the full amount of Qualified Registrable Securities requested to be included therein allocated pro rata among the Holders participating in such Call Expiration Registration Statement, on the basis of the number of Qualified Registrable Securities requested to be included therein by such Holders; (2) second, up to the full amount of shares of New Common Stock of the Trust requested to be included in the Call Expiration Registration Statement by the Trust; (3) third, up to the full amount of any other Registrable Securities held by any Holders requested to be included therein allocated pro rata among Holders participating in such Call Expiration Registration Statement, on the basis of the number of Registrable Securities requested to be included therein by such Holder; (4) fourth, up to the full amount of securities proposed to be included in the Call Expiration Registration Statement by the Company; and (5) fifth, up to the full amount of securities requested to be included in such Call Expiration Registration Statement by the Other Stockholders (other than the Trust) in accordance with the priorities, if any, then existing among the Company and the Other Stockholders (other than the Trust) so that the total amount of securities to be included in such Call Expiration Registration Statement is the Call Expiration Capacity; provided, that, the Trust shall be allowed to include in the Call Expiration Registration Statement a minimum number of shares of New Common Stock equal to the lesser of (x) 50% of the Call Expiration Capacity (unless on the latest date that a Call Agreement expires, the Trust has less than 14 million shares of New Common Stock, in which case the reference to “50%” above shall be to “25%”) and (y) the number of shares of New Common Stock the Trust requests to include in the Call Expiration Registration Statement.

4.2 Continuous Effectiveness of Registration Statement.

(a) The Company shall use its reasonable best efforts to keep a Registration Statement that has become effective as contemplated by Article III, this Article IV and Article V continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the SEC, until the earlier of (1) the expiration of the Required Period (subject to extension pursuant to Section 4.2(b) or Section 7.3) or (2) the date on which all Registrable Securities covered by such Registration Statement shall (A) have been disposed of pursuant to such Registration Statement or (B) cease to be Registrable Securities; provided, however, that in no event shall such period expire prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 promulgated thereunder.

(b) In the event of any stop order, injunction or other similar order or requirement of the SEC relating to any Registration Statement or any Blackout Period, the Required Period for such Registration Statement shall be extended by the number of days during which such stop order, injunction or similar order or requirement or Blackout Period is in effect.

4.3 Underwritten Demand Registration.

(a) In the event that a Demand Registration requested pursuant to Section 4.1 is to be an Underwritten Registration, (i) if the registration is being requested pursuant to Section 4.1(a)(x), JPM shall in its reasonable discretion and with the consent of the Company (which consent shall not be unreasonably withheld) select an investment banking firm of national standing to be the managing underwriter for the Underwritten Offering relating thereto and (ii) if the registration is being requested pursuant to Section 4.1(a)(y), then the Majority Selling Holders of the Registrable Securities to be included in the Underwritten Offering shall in their reasonable discretion and with the consent of the Company (which consent shall not be unreasonably withheld) select an investment banking firm of national standing to be the managing underwriter for the Underwritten Offering relating thereto.

(b) If so requested (pursuant to a timely written notice) by the managing underwriter for the Underwritten Offering relating thereto, the Company shall not effect any underwritten public sale or distribution of any securities for its own account or the account of any Person not a party hereto or to the Trust Registration Agreement that are the same as, or similar to, the Registrable Securities, or any securities convertible into, or exchangeable or exercisable for, any securities of the Company that are the same as, or similar to, the Registrable Securities, during the 15-day period prior to, and during the 90-day period after, the date a Registration Statement for such Underwritten Offering becomes effective (or if later, the date of pricing of the Underwritten Offering), as specified by the managing underwriter.

(c) If and to the extent requested by the managing underwriter for any Underwritten Offering pursuant to a demand registration hereunder or under the Trust Registration Agreement, each Holder who “beneficially owns” (as such term is defined under and determined pursuant to Rule 13d-3 under the Exchange Act) 5% or more of the outstanding shares of New Common Stock that is a party to this Agreement shall agree with such managing underwriter (such agreement, a “Lock-Up”), for a period (the “Lock-Up Period”) beginning on a date not earlier than five Business Days prior to the date of pricing of such Underwritten Offering and ending not later than 90 days after the date of such pricing, to the effect that such Holder shall not directly or indirectly (i) offer, pledge, sell, contract to sell, grant any options for the sale of, seek the redemption of or otherwise transfer or dispose of (including pursuant to a registration statement) any shares of New Common Stock (or securities exchangeable or exercisable for any shares of New Common Stock) held by such Holder, (ii) enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of New Common Stock held by such Holder, whether any such aforementioned transaction is to be settled by delivery of shares of New Common Stock or such other securities, in cash or otherwise, or (iii) publicly disclose the intention to make any such offer, sale, pledge, transfer or disposition, or to enter into any such transaction, swap, hedge or other arrangement, so long as the directors and executive officers of the Company agree to such limits, except for any Holder that, not later than 5 days following receipt of written notice from the Company that the Company will be filing a Registration Statement (or a registration statement pursuant to the Trust Registration Agreement) within 15 days of such notice pursuant to a Demand Registration (or a demand registration made pursuant to the Trust Registration Agreement) with respect to an Underwritten Offering, shall have irrevocably agreed by delivery of written notice to the Company to terminate all of its rights under this Agreement, including under any outstanding shelf Registration Statement; provided, that neither this Section 4.3(c) nor any Lock-Up shall prohibit a Holder from exercising rights or complying with agreements entered into by such Holder prior to the commencement of such Lock-Up Period; and provided further, that with respect to any Holder that is a broker-dealer or an affiliate of a broker-dealer, the provisions of any Lock-Up shall not apply to any transactions effected for or on behalf of any bona fide customer or client of such Holder (other than a customer or client who is a beneficial owner of the Registrable Securities held by such Holder).

4.4 Priority on Demand Registrations.

(a) Subject to Section 4.1(g), prior to the Cut-off Date, no securities to be sold for the account of any Person (including the Company) other than a Holder shall be included in a Demand Registration pursuant to Section 4.1 if, in the case that such registration is to be an Underwritten Registration, the managing underwriter of the Underwritten Offering relating thereto advises the Demanding Holders (or, in the case that such registration is not to be an Underwritten Registration, the Demanding Holders requesting registration determine in good faith) that the total amount of Registrable Securities requested to be registered, together with such other securities that the Company and any Other Stockholders propose to include in such offering is such as to adversely affect the successful marketing (including the pricing) of the securities included in such offering, then the Company shall include in such registration all Registrable Securities requested to be included therein, up to the full amount that, in the view of such managing underwriter or such Demanding Holders requesting registration, as the case may be, can be sold without adversely affecting the success of such offering, before including any securities of any Person (including the Company) other than the Demanding Holders and the other Holders. Subject to Section 4.1(g), if the number of shares to be included in any such offering is less than the aggregate number of Qualified Registrable Securities requested by Demanding Holders and the other Holders to be included therein, then the Registrable Securities to be included in such offering shall be allocated pro rata among such Demanding Holders and the other Holders on the basis of the number of Qualified Registrable Securities requested by Demanding Holders and the other Holders to be included therein.

(b) From and after the Cut-off Date, no securities to be sold for the account of any Person (including the Company) other than a Holder or the Trust shall be included in a Demand Registration for an Underwritten Offering pursuant to Section 4.1 hereof or a demand registration for an Underwritten Offering under Section 4.1 of the Trust Registration Agreement if the managing underwriter of the Underwritten Offering relating thereto advises the Company, the Demanding Holders and the Trust in writing that the total amount of Registrable Securities and other securities requested to be registered thereunder, together with such other securities that the Company and any Other Stockholders propose to include in such registration is such as to adversely affect the successful marketing (including the pricing) of the securities included in such registration. If such managing underwriter provides such advice, then the Company shall include in such registration Registrable Securities requested to be included therein and other securities requested to be included therein of Other Stockholders, including the Trust, subject to the provisions of this Section 4.4(b), up to the full amount (such amount the “Capacity”) that, in the view of such managing underwriter, can be sold without adversely affecting the successful marketing (including the pricing) of the securities included in such registration. If the number of shares to be included in any such registration is less than the aggregate number of Qualified Registrable Securities requested by Demanding Holders and shares of New Common Stock requested by the other Holders and the Trust and Other Stockholders to be included therein, then the shares of New Common Stock to be included in such registration shall be allocated among such Demanding Holders, the other Holders and the Trust and Other Stockholders as follows:

(i) if such demand registration is an Exclusive Trust Registration, the Company shall include in such registration: (1) first, up to the full amount of Trust Shares of the Trust requested to be included in the Exclusive Trust Registration by the Trust; (2) second, up to the full amount of Qualified Registrable Securities requested to be included therein allocated pro rata among the Holders participating in such Exclusive Trust Registration, on the basis of the number of Qualified Registrable Securities requested to be included therein by each such Holder; (3) third, up to the full amount of any other Registrable Securities held by any Holders requested to be included therein allocated pro rata among the Holders participating in such Exclusive Trust Registration, on the basis of the number of Registrable Securities requested to be included therein by each such Holder; (4) fourth, up to the full amount of securities proposed to be included in the Exclusive Trust Registration by the Company; and (5) fifth, up to the full amount of securities requested to be included in such Exclusive Trust Registration by the Other Stockholders (other than the Trust) in accordance with the priorities, if any, then existing among the Company and the Other Stockholders (other than the Trust) so that the total amount of securities to be included in such Exclusive Trust Registration is the Capacity, provided, that the Holders shall be allowed to include in the aggregate a minimum number of shares of New Common Stock in the Exclusive Trust Registration equal to the lesser of (x) 25% of the Capacity of the Exclusive Trust Registration and (y) the number of shares of Qualified Registrable Securities they request to include in such Exclusive Trust Registration;.

(ii) if such Demand Registration is an Exclusive Holder Registration, the Company shall include in such registration: (1) first, up to the full amount of Qualified Registrable Securities requested to be included therein allocated pro rata among the Holders participating in such Exclusive Holder Registration, on the basis of the number of Qualified Registrable Securities requested to be included therein by each such Holder; (2) second, up to the full amount of Trust Shares of the Trust requested to be included in the Exclusive Holder Registration by the Trust; (3) third, up to the full amount of any other Registrable Securities held by any Holders requested to be included therein allocated pro rata among the Holders participating in such Exclusive Holder Registration, on the basis of the number of Registrable Securities requested to be included therein by each such Holder; (4) fourth, up to the full amount of securities proposed to be included in the Exclusive Holder Registration by the Company; and (5) fifth, up to the full amount of securities requested to be included in such Exclusive Holder Registration by the Other Stockholders (other than the Trust) in accordance with the priorities, if any, then existing among the Company and the Other Stockholders (other than the Trust) so that the total amount of securities to be included in such Exclusive Holder Registration is the Capacity; provided that the Trust shall be allowed to include in the Exclusive Holder Registration a minimum number of shares of New Common Stock equal to the lesser of (x) 25% of the Capacity of the Exclusive Holder Registration and (y) the number of shares of New Common Stock the Trust requests to include in such Exclusive Holder Registration. Notwithstanding the foregoing, if the Trust does not, on the date that the Holders request an Exclusive Holder Registration, have at least $75 million of Trust Shares, this Section 4.4(b)(ii) shall not apply.

(iii) subject to Section 4.1(g), if such Demand Registration (or demand registration under the Trust Registration Agreement) for an Underwritten Offering is requested by any Holder or the Trust and is not an Exclusive Trust Registration or an Exclusive Holder Registration, the Company shall include in such registration: (1) first, up to the full amount of shares of New Common Stock of the Trust and Qualified Registrable Securities of the Holders requested to be included therein, allocated on a Pro Rata Basis (as defined below); (2) second, up to the full amount of Non-Qualified Securities of the Holders requested to be included therein, allocated pro rata among the Holders participating in such Demand Registration, on the basis of the number of Registrable Securities requested to be included therein by each such Holder; (3) third, up to the full amount of any other Registrable Securities held by any Holders requested to be included therein allocated pro rata among the Holders participating in such Demand Registration, on the basis of the number of Registrable Securities requested to be included therein by each such Holder; (4) fourth, up to the full amount of securities proposed to be included in the registration by the Company; and (5) fifth, up to the full amount of securities requested to be included in such Demand Registration by the Other Stockholders (other than the Trust) in accordance with the priorities, if any, then existing among the Company and the Other Stockholders (other than the Trust) so that the total amount of securities to be included in such registration is the Capacity; provided, that the Trust shall be allowed to include in such registration a minimum number of Trust Shares equal to the lesser of (x) 25% of the Capacity of such registration and the (ii) number of shares of New Common Stock it requests to include in such registration. The term “Pro Rata Basis” shall mean a pro rata allocation among the Trust and the Holders participating in such registration, calculated on the basis of (1) the number of Trust Shares the Trust requests to include in such registration and (2) with respect to the Holders participating in such registration, the number of the Qualified Registrable Securities the Holders request to include in such registration.

(c) Notwithstanding the foregoing, if, as a result of such pro-ration, the Demanding Holder or Holders shall not be entitled to include in a registration all Registrable Securities of the class that such Demanding Holder or Holders had requested to be included, then any Demanding Holder or group of Demanding Holders representing a majority of the number of Registrable Securities of Demanding Holders may elect to withdraw such request to include such Registrable Securities in such Demand Registration (in which case such Demand Registration shall not count as a registration in accordance with Section 4.1(a)(i) or 4.1(a)(ii)); provided, however, the Trust may, if it is participating in such registration, request the Company to continue with such registration and if the Trust provides such request the Company shall do so (including using its reasonable best efforts to cause such registration to become effective and maintain its effectiveness for the Required Period).

4.5 Revocation of Demand Registration.

(a) (i) JPM, if a registration is requested pursuant to Section 4.1(a)(x) or (ii) Holders of at least a majority of the Registrable Securities to be included in a Registration Statement pursuant to Section 4.1, if a registration is requested pursuant to Section 4.1(a)(y), may, at any time prior to the Effective Date of the Registration Statement relating to such registration, revoke their request to have Registrable Securities included therein by providing a written notice to the Company and, if the Company receives such written notice, subject to Section 4.5(b), it shall not cause such Registration Statement to become effective under the Securities Act.

(b) In the event of any such revocation pursuant to Section 4.5(a), the Trust may (if it is participating in such registration) request the Company to continue with such registration and if the Trust provides such request the Company shall do so (including using its reasonable best efforts to cause such registration to become effective and maintain its effectiveness for the Required Period). In the event JPM or such Holders of Registrable Securities (excluding JPM) revoke their request pursuant to Section 4.5(a) and the Trust does not request the Company to continue such registration pursuant to Section 4.5(b) or 4.7 of the Trust Registration Agreement, at the election of JPM or such Holders, as the case may be, either (a) the Holders of Registrable Securities who revoke such request shall reimburse the Company for all of its out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement or (b) the requested registration that has been revoked shall be deemed to have been effected for purposes of Section 4.1.

(c) In the event the Trust does request the Company to continue such registration pursuant to Section 4.5(b) or 4.7 of the Trust Registration Agreement, such registration shall not be a Demand Registration under Section 4.1 and shall not effect calculations under Section 4.1(a)(i) or Section 4.1(a)(ii).

4.6 Withdrawal by the Holders. If (a) a Blackout Period occurs after a request for a Demand Registration pursuant to Section 4.1 hereof but before the Registrable Securities of the Demanding Holder or Holders covered by such request are sold, transferred, exchanged or disposed in accordance with such request, (b) the Demanding Holder or Holders requesting such Demand Registration are not entitled to include all of such Registrable Securities requested by such Demanding Holder or Holders in any offering, or (c) the Company has breached its obligations hereunder, then in any of such cases the Demanding Holder or Holders requesting such registration may elect to withdraw from or revoke such offering by giving written notice to the Company and the underwriter, to the extent applicable, of such Demanding Holder’s or Holders’ request to withdraw or revoke prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Demand Registration. If the Holder or Holders requesting such registration withdraw from or revoke the proposed offering relating to a Demand Registration in accordance with the previous sentence, then (x) such Holders shall have no further rights to include their Registrable Securities in such Demand Registration, (y) the

Company shall cease all efforts to secure registration, and (z) the Company shall reimburse such Holder or Holders for all of their out-of-pocket expenses incurred in connection with such cancelled registration through the date of the written notice of withdrawal or revocation; provided, however, that in the event the Demanding Holder or Holders withdraw or revoke such offering, the Trust may (if it is participating in such offering) request the Company to continue with such registration and if the Trust provides such request the Company shall do so (including using its reasonable best efforts to cause such registration to become effective and maintain its effectiveness for the Required Period); provided, further, that any such Demand Registration Statement withdrawn or revoked by the Demanding Holder or Holders and completed for the Trust shall not affect the calculations under Section 4(a)(i) or Section 4(a)(ii).

4.7 Withdrawal by the Trust. If the Trust withdraws from, revokes or terminates any proposed offering relating to a demand registration made under the Trust Registration Agreement, then (a) the Company shall notify the Holders in writing of such withdrawal, termination or revocation promptly after such event and (b) any Holder or Holders with at least $75 million in Registrable Securities may, within five Business Days of receipt of such written notice of withdrawal or revocation, request the Company to continue with such registration and if such request is timely provided the Company shall do so (and the Company shall use its best efforts to cause such registration to become effective and maintain its effectiveness for the Required Period).

Article V.

Piggyback Registration

5.1 Right to Piggyback. If the Company at any time proposes to file a registration statement under the Securities Act with respect to an offering (a “Piggyback Registration”) of any New Common Stock (other than a registration statement (a) on Form S-8 or any successor form thereto, (b) on Form S-4 or any successor form thereto or (c) relating solely to a transaction under Rule 145 under the Securities Act), whether or not for its own account, on a form that would permit registration of Registrable Securities for sale to the public under the Securities Act, then the Company shall give prompt written notice (the “Piggyback Notice”) of such proposed filing to the Holders at least 15 Business Days before the anticipated filing date. The Piggyback Notice shall include the number of shares of New Common Stock proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution, any proposed managing underwriter and a good faith estimate by the Company of the proposed maximum offering price as such price is proposed to appear on the facing page of such registration statement, subject to Section 5.2, use its reasonable best efforts in order to provide the Holders with the opportunity to request to register such amount of Registrable Securities as each Holder may specify on the same terms and conditions as the registration of the Company’s or Other Stockholders’ securities, as the case may be (a “Piggyback Registration”). The rights of the Holders under this Article V shall be subject to the provision of Section 4.1(g) and Section 4.4(b), if applicable. The Company shall use its reasonable best efforts to include in such Piggyback Registration all Registrable Securities for which the Company has received written requests for inclusion within 10 Business Days after delivery of the Piggyback Notice, subject to Section 5.2 and Section 7.2. The Company’s obligations under this Section 5.1 are subject to the provisions of Article VI.

5.2 Priority on Piggyback Registrations. If the Piggyback Registration is an Underwritten Offering, the Company shall use its reasonable best efforts to cause the managing underwriter of that proposed offering to permit the Holders that have requested Registrable Securities to be included in the Piggyback Registration to include all such Registrable Securities on the same terms and conditions as the registration of the Company’s securities. Notwithstanding the foregoing, if the managing underwriter of such Underwritten Offering advises the Company, the Trust and the Selling Holders in writing that, in its view, the total amount of shares of New Common Stock that the Company, such Holders and any Other Stockholders (including the Trust) propose to include in such offering is such as to adversely affect the successful marketing (including the pricing) of the securities included in such Underwritten Offering, then:

(i) if such Piggyback Registration is a primary registration by the Company for its own account, the Company shall include in such Piggyback Registration: (A) first, up to the full amount of securities to be offered by the Company; (B) second, (1) up to the full amount of Qualified Registrable Securities requested to be included in such Piggyback Registration by the Holders pursuant to Section 5.1 hereof and shares of New Common Stock requested to be included in such Piggyback Registration by the Trust pursuant to Section 5.1 of the Trust Registration Agreement, allocated among the participating Holders and the Trust on a Pro Rata Basis, (C) third, up to the full amount of any other Registrable Securities held by any Holders requested to be included therein allocated pro rata among the Holders participating in such Piggyback Registration, on the basis of the number of Registrable Securities requested to be included therein by each such Holder; and (D) fourth, up to the full amount of securities requested to be included in such Piggyback Registration by any Other Stockholders (other than the Trust) in accordance with the priorities, if any, then existing among the Company and the Other Stockholders (other than the Trust) so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the view of such managing underwriter, can be sold without adversely affecting the successful marketing (including pricing) of the securities included in such Underwritten Offering; provided, that the Trust shall be allowed to include in such Piggyback Registration a minimum number of shares of New Common Stock equal to at least the lesser of (x) 25% of the number of shares of New Common Stock covered by such registration and (y) the number of shares of New Common Stock it requests to include in such registration; and

(ii) if such Piggyback Registration is an underwritten secondary registration for the account of holders of securities of the Company, the Company shall include in such registration: (A) first, up to the full amount of securities of the Persons exercising “demand” registration rights requested to be included therein; (B) second, up to the full amount of Qualified Registrable Securities requested to be included in such Piggyback Registration by the participating Holders pursuant to Section 5.1 hereof and shares of New Common Stock requested to be included in such Piggyback Registration by the Trust pursuant to Section 5.1 of the Trust Registration Agreement, allocated among such Holders and the Trust on a Pro Rata Basis; (C) third, up to a full amount of any other Registrable Securities held by any Holders requested to be included therein allocated pro rata among the Holders participating in such Piggyback Registration, as the basis of the number of Registrable Securities requested to be included herein by each such Holder; (D) fourth, up to the full amount of securities proposed to be included in the registration by the Company; and (E) fifth, up to the full amount of securities requested to be included in such Piggyback Registration by the Other Stockholders (other than the Trust) in accordance with the priorities, if any, then existing among the Company and the Other Stockholders (other than the Trust) so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the view of such managing underwriter, can be sold without adversely affecting the success of such Underwritten Offering; provided, that the Trust shall be allowed to include in such registration a minimum number of shares of New Common Stock equal to at least the lesser of (x) 25% of the number of shares of New Common Stock covered by such registration and (y) the number of shares of New Common Stock it requests to include in such registration. The rights of the Holders under this Section 5.2(ii) shall be subject to the provision of Section 4.1(g) and Section 4.4(b), if applicable.

5.3 Withdrawal of Piggyback Registration.

(a) Subject to Section 4.7, if at any time after giving the Piggyback Notice and prior to the effective date of the Registration Statement filed in connection with the Piggyback Registration, the Company determines for any reason not to register or to delay the Piggyback Registration, the Company may, at its election, give notice of its determination to all Holders, and in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with the abandoned Piggyback Registration, without prejudice, provided, however, that such Registration Statement shall not be counted for purposes of Section 4.1.

(b) Any Holder of Registrable Securities requesting to be included in a Piggyback Registration may withdraw its request for inclusion by giving written notice to the Company of its intention to withdraw from that registration, provided, however, that (i) the Holder’s request be made in writing and (ii) the withdrawal shall be irrevocable and, after making the withdrawal, a Holder shall no longer have any right to include its Registrable Securities in that Piggyback Registration.

(c) Subject to Section 4.7, an election by the Company to withdraw a Piggyback Registration under this Section 5.3 shall not be deemed to be a breach of the Company’s obligations with respect to such Piggyback Registration.

5.4 Exclusive Periods. From and after the date hereof through the end of the later of the Exclusive Trust Period and the Exclusive Holder Period, the Company shall not effect a registration of securities under the Securities Act for its own account or the account of any Person who is not a party hereto or a party to the Trust Registration Agreement (other than on Form S-4 or Form S-8).

Article VI.

Blackout Period

6.1 Initial Registration, Demand and Piggyback Blackout. Notwithstanding any other provision of this Agreement to the contrary, if the Board of Directors of the Company determines in good faith that the registration and distribution of Registrable Securities (a) would materially impede, delay or interfere with, or require premature disclosure of, any material financing, offering, acquisition, corporate reorganization or other significant transaction, or any negotiations, discussions or pending proposals with respect thereto, involving the Company or any of its subsidiaries or (b) would require disclosure of non-public material information, the disclosure of which would materially and adversely affect the Company, the Company shall (i) be entitled to postpone the preparation, filing or effectiveness or suspend the effectiveness of a Registration Statement and/or the use of any resale Prospectus for a reasonable period of time not to exceed 45 days and (ii) promptly give the Holders notice of such postponement or suspension (which notice need not specify the nature of the event giving rise to such suspension).

6.2 Blackout Period Limits. Notwithstanding anything contained in this Article VI to the contrary, the Company shall not be entitled to more than three Blackout Periods during any consecutive 12-month period, and in no event shall the number of days included in all Blackout Periods during any consecutive 12-month period exceed an aggregate of 90 days and in no event shall the Company be entitled to postpone the preparation, filing or effectiveness or suspend the effectiveness of a Registration Statement and/or the use of any resale Prospectus included in a Registration Statement pursuant to this Article VI unless it postpones or suspends during the Blackout Period the effectiveness of any registration statements required pursuant to the registration rights of the Other Stockholders. In the event of the occurrence of any Blackout Period, during any Required Period, Exclusive Trust Period, or Exclusive Holder Period, as the case may be, the same shall be extended by the number of days during which such Blackout Period is in effect.

Article VII.

Procedures and Expenses

7.1 Registration Procedures. In connection with the Company’s registration obligations pursuant to Articles III, IV and V the Company shall use its reasonable best efforts to effect such registrations to permit the sale of Registrable Securities by a Selling Holder in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as promptly as reasonably practicable:

(a) prepare and file with the SEC a Registration Statement on an appropriate form under the Securities Act available for the sale of the Registrable Securities by the Selling Holders in accordance with the intended method or methods of distribution thereof; provided, however, that the Company shall (i) before filing, furnish to one firm of counsel for the Selling Holders (selected by JPM with respect to the Initial Registration Statement and if JPM is requesting registration of any of its Registrable Securities pursuant to Section 4.1(a)(x) to be included in the registration or if JPM is not requesting registration of any of its Registrable Securities pursuant to Section 4.1(a)(x), then the Majority Selling Holders in accordance with Section 7.4) and the managing underwriter, if any, within a reasonable period of time (but in any event at least three Business Days) prior to the filing thereof with the SEC to afford to such counsel, the Selling Holders, the managing underwriter and its counsel a reasonable opportunity for review, copies of the Registration Statement or Prospectus proposed to be filed, and (ii) reflect in each such document, when so filed with the SEC, such written comments as such counsel to the Selling Holders and the managing underwriter may reasonably propose;

(b) furnish, at its expense, to the Selling Holders such number of conformed copies of the Registration Statement and each amendment thereto, of the Prospectus and each supplement thereto, and of such other documents as the Selling Holders reasonably may request in writing from time to time;

(c) subject to Section 4.2 and Article VI, prepare and file with the SEC any amendments and post-effective amendments to the Registration Statement as may be necessary and any supplements to the Prospectus as may be required or appropriate, in the view of the Company and its counsel, by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act to keep the Registration Statement effective until the earlier of (i) such time as all shares of New Common Stock covered by the Registration Statement cease to be Registrable Securities and (ii) the termination of the Required Period (giving effect to any extensions thereof pursuant to Section 4.2(b), Section 6.2 or Section 7.3);

(d) promptly following its actual knowledge thereof (but in any event within two Business Days), notify the Selling Holders and the managing underwriter, in writing, if any:

(i) when a Registration Statement, Prospectus, Issuer Free Writing Prospectus or any supplement or amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective;

(ii) of any request by the SEC or any other governmental authority for amendments or supplements to a Registration Statement, Prospectus or Issuer Free Writing Prospectus or for additional information;

(iii) of the issuance by the SEC or any other governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;

(iv) of the receipt by the Company of any written notification with respect to the suspension of the qualification or exemption from qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v) of the occurrence of any event during the period a Registration Statement is effective which makes any statement made in the Registration Statement or the Prospectus or any Issuer Free Writing Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement, Prospectus or Issuer Free Writing Prospectus so that such Registration Statement, Prospectus or Issuer Free Writing Prospectus shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this Section 7.1(d)(v) in the event that the Company either promptly files a Prospectus supplement to update the Prospectus or an appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which, in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of a material fact or omitting to state a material fact necessary to make the statements therein or in light of the circumstances under which they were made, not misleading); and

(vi) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be required by applicable law (in which case the Company shall file the same as soon as practicable after such determination and use its reasonable best efforts to cause the same to become effective as soon as practicable following filing);

(e) use its reasonable best efforts to prevent the issuance of or obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable date or, if any such order or suspension is made effective during any Blackout Period, at the earliest practicable date after the Blackout Period;

(f) prior to any public offering of Registrable Securities, use reasonable efforts to register or qualify, or cooperate with the Majority Selling Holders, or counsel retained by the Selling Holders’ in accordance with Section 7.4, the managing underwriter, if any, and its counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as such counsel for the Selling Holders covered by a shelf Registration Statement or the managing underwriter of an Underwritten Offering of Registrable Securities reasonably requests in writing and do such other acts and things as may be reasonably necessary to maintain each such registration or qualification (or exemption therefrom) effective during the Required Period for such Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business or as a dealer in securities in any jurisdiction in which it is not then so qualified or take any action which would subject it to general service of process or taxation in any jurisdiction in which it is not then so subject;

(g) subject to Section 4.2 and Article VI, as promptly as reasonably practicable after the occurrence of any event contemplated by Sections 7.1(d)(v) or 7.1(d)(vi) hereof, use its reasonable best efforts to prepare (and furnish at its expense, subject to any notice by the Company in accordance with Section 7.1(d), to the Selling Holders a reasonable number of copies of) a supplement or post-effective amendment to the applicable Registration Statement or a supplement to the related Prospectus (including by means of an Issuer Free Writing Prospectus), or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus or Issuer Free Writing Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(h) enter into such agreements (including an underwriting agreement), in usual and customary form, and take such other actions as may be reasonably requested by the Selling Holders or the managing underwriter, if any, to expedite the offer for sale or disposition of the Registrable Securities, and in connection therewith, upon such request and upon the date of closing of any sale of Registrable Securities in such Underwritten Registration:

(i) use its reasonable best efforts to obtain opinions of counsel to the Company (such counsel being reasonably satisfactory to the managing underwriter, if any) and updates thereof covering matters customarily covered in opinions of counsel in connection with Underwritten Offerings, addressed to each Selling Holder and the managing underwriter;

(ii) use its reasonable best efforts to obtain customary “comfort” letters from the independent certified public accountants of the Company (to the extent deliverable in accordance with their professional standards) addressed to the Selling Holder (to the extent consistent with Statement on Auditing Standards No. 100 of the American Institute of Certified Public Accountants) and the managing underwriter, if any, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with Underwritten Offerings; and

(iii) provide officers’ certificates and other customary closing documents customarily delivered in connection with Underwritten Offerings and any reasonably requested by the managing underwriter, if any;

provided that the Company shall only be required to comply with this clause (h): (x) in connection with an Underwritten Offering, (y) on the initial effective date of any Registration Statement and (z) on the date of filing of each of the Company’s reports on Form 10-K with the SEC; provided, further, that with respect to clauses (y) and (z) the Company shall not be required to comply with this clause (h) any more than two times in any 12-month period in connection with Demand Registrations made pursuant to this Agreement.

(i) upon reasonable notice and at reasonable times during normal business hours, make reasonably available for inspection by a representative of each Selling Holder, one firm of counsel for the Selling Holders retained in accordance with Section 7.4, the managing underwriter, if any, participating in any disposition of Registrable Securities and its counsel and any single accountant retained by any Selling Holder or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the appropriate officers, directors and employees of the Company to make reasonably available for such inspection all such relevant information reasonably requested in writing by them in connection with the Registration Statement as is customary for “due diligence” investigations; provided that such Persons shall first agree in writing with the Company that any information that is reasonably designated by the Company as confidential at the time of delivery shall be kept confidential by such Persons and shall be used solely for the purposes of exercising rights under this Agreement and such Person shall not engage in trading any securities of the Company until such material non-public information becomes properly available, except nothing in such writing shall restrict (i) disclosure of such information if it is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information if it is required by law (including any disclosure requirements pursuant to federal or state securities laws in connection with any disposition of Registrable Securities), (iii) sharing information with other underwriters, agents or dealers participating in the disposition of any Registrable Securities, subject to the execution by such other underwriters, agents or dealers of reasonable non-disclosure agreements with the Company, (iv) using any such documents or other information in investigating or defending itself against claims made or threatened by purchasers, regulatory authorities or others in connection with the disposition of any Registrable

Securities, (v) disclosure of such information if it becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such Person or (vi) disclosure of such information if it becomes available to any such Person from a source other than the Company and such source is not bound by a confidentiality agreement or confidentiality obligations or duties; and provided, further, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Selling Holders and the other parties entitled thereto by the counsel to the Selling Holders retained in accordance with Section 7.4 or the counsel to the managing underwriter, if any;

(j) use its reasonable best efforts to comply with all applicable rules and regulations of the SEC relating to such registration and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act, provided that the Company shall be deemed to have complied with this Section 7.1(j) if it has satisfied the provisions of Rule 158 under the Securities Act (or any similar rule promulgated under the Securities Act);

(k) use reasonable best efforts to cause all Registrable Securities covered by the applicable Registration Statement if the New Common Stock is then listed on the NYSE or quoted on the NASDAQ to continue to be so listed or quoted for a reasonable period of time after the offering;

(l) use its reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities;

(m) the Company shall use its reasonable best efforts to provide such information as may be reasonably required for any filings required to be made by the Selling Holders or managing underwriter, if any, with the National Association of Securities Dealers, Inc. (the “NASD”) in connection with the offering under any Registration Statement of the Registrable Securities (including, without limitation, such as may be required by NASD Rule 2710 or 2720), and, upon the written request of the Majority Selling Holders, shall use reasonable best efforts to cooperate in connection with any filings required to be made with the NASD in that regard on or prior to the filing of any Registration Statement; and

(n) use its reasonable best efforts to assist Holders in the marketing of such Registrable Securities in connection with Demand Registrations (including without limitation, having officers of the Company attend “road shows” for Underwritten Offerings and analyst or investor presentations and rating agency presentations and such other selling or informational activities requested by the Majority Selling Holders or the managing underwriter for such Offerings).

7.2 Information from Holders; Holders’ Obligations.

(a) It shall be a condition precedent to the obligations of the Company to include the Registrable Securities of any Selling Holder in any Registration Statement or Prospectus, as the case may be, that such Selling Holder shall take the actions described in this Section 7.2.

(b) Each Selling Holder that has requested inclusion of its Registrable Securities in any Registration Statement shall furnish to the Company (as a condition precedent to such Holder’s participation in such registration) a Questionnaire. Each Holder agrees promptly to furnish to the Company in writing all information required to be disclosed in order to make the information previously furnished to the Company by such Holder, in light of the circumstances under which it was made, not misleading, any other information regarding such Holder and the distribution of such Registrable Securities as may be required to be disclosed in the Prospectus or Registration Statement under applicable law or pursuant to SEC comments and any information otherwise reasonably required by the Company to comply with applicable law or regulations.

(c) Each Selling Holder shall promptly (i) following its actual knowledge thereof, notify the Company of the occurrence of any event that makes any statement made in a Registration Statement, Prospectus, Issuer Free Writing Prospectus or other Free Writing Prospectus regarding such Selling Holder untrue in any material respect or that requires the making of any changes in a Registration Statement, Prospectus or Free Writing Prospectus so that, in such regard, it shall not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements, in light of the circumstances under which they were made, not misleading and (ii) provide the Company with such information as may be required to enable the Company to prepare a supplement or post-effective amendment to any such Registration Statement or a supplement to such Prospectus or Free Writing Prospectus.

(d) With respect to any Registration Statement for an Underwritten Offering, the inclusion of a Holder’s Registrable Securities therein shall be conditioned, at the managing underwriter’s request, upon the execution and delivery by such Holder of an underwriting agreement; provided that the underwriting agreement is in customary form and reasonably acceptable to Company and the Majority Selling Holders of the Registrable Securities to be included in the Underwritten Offering.

(e) Each Selling Holder shall use commercially reasonable efforts to cooperate with the Company in preparing the applicable registration.

(f) Each Selling Holder agrees that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto unless such Holder has furnished the Company with the Questionnaire and Selling Holder Information relating to such Holder.

7.3 Suspension of Disposition.

(a) Each Selling Holder agrees by acquisition of a Registrable Security that, upon receipt of any written notice from the Company of the occurrence of any event of the type described in Sections 7.1(d)(ii), 7.1(d)(iii), 7.1(d)(iv), 7.1(d)(v) or 7.1(d)(vi), such Holder shall discontinue disposition of Registrable Securities covered by a Registration Statement, Prospectus or Free Writing Prospectus and suspend use of such Prospectus or Free Writing Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 7.1(g) or until it is advised by the Company in writing that the use of the applicable

Prospectus or Free Writing Prospectus may be resumed and have received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Free Writing Prospectus. In the event the Company shall give any such notice, the period of time for which a Registration Statement must remain effective pursuant to this Agreement shall be extended by the number of days during the time period from and including the date of the giving of such notice to and including the date when each Selling Holder of Registrable Securities covered by such Registration Statement has received (i) the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus contemplated by Section 7.1(g) or (ii) the advice referenced in this Section 7.3(a).

(b) Each Selling Holder shall be deemed to have agreed that, upon receipt of any notice from the Company contemplated by Section 6.1, such Selling Holder shall discontinue disposition of Registrable Securities covered by a Registration Statement, Prospectus or Free Writing Prospectus and suspend use of such Prospectus or Free Writing Prospectus until the earlier to occur of the Holder’s receipt of (i) copies of a supplemented or amended Prospectus or Issuer Free Writing Prospectus and (ii)(A) written notice from the Company that the use of the applicable Prospectus or Issuer Free Writing Prospectus may be resumed and (B) copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Issuer Free Writing Prospectus; provided, however, that in no event shall the number of days during which the offer and sale of Registrable Securities is discontinued pursuant to this Section 7.3(b) during any consecutive 12-month period, together with any other Blackout Periods in such consecutive 12-month period, exceed an aggregate of ninety (90) days. In the event the Company gives any such notice contemplated by Section 6.1, the period of time for which a Registration Statement must remain effective pursuant to this Agreement shall be extended by the number of days during the time period from and including the date of giving of such notice to and including the date when each Selling Holder of Registrable Securities covered by such Registration Statement receives (i) the supplemented or amended Prospectus or Issuer Free Writing Prospectus or (ii) written notice from the Company that use of the applicable Prospectus or Issuer Free Writing Prospectus may resume.

(c) If so requested by the Company, each Holder shall deliver to the Company all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession or as may be required to be retained in accordance with applicable law, of the Prospectus covering such Registrable Securities that was current at the time of receipt of notice from the Company of any suspension contemplated by this Section 7.3.

7.4 Registration Expenses.

(a) All fees and expenses incurred by the Company in complying with Articles III, IV and V and Section 7.1 (“Registration Expenses”) shall be borne by the Company. These fees and expenses shall include without limitation (i) all registration, filing and qualification fees, including fees made with the NASD, (ii) printing, duplicating and delivery expenses, (iii) fees and disbursements of counsel for the Company, (iv) fees and expenses of complying with state securities or “blue sky” laws (including the reasonable, documented fees and expenses of the counsel specified in Section 7.4(b) in connection therewith), (v) fees and disbursements of all independent certified public accountants referred to in Section 7.1(h)(ii) (including the expenses of any special audit and “comfort” letters required by or incident to such performance) and (vi) fees and expenses in connection with listing the Registrable Securities on the NYSE or quoting the Registrable Securities on the NASDAQ or any other exchange or automated trading system in accordance with the other terms of this Agreement.

(b) The Company shall also reimburse or pay, as the case may be, the reasonable fees and reasonable out-of-pocket expenses of one law firm (which shall be a nationally recognized law firm experienced in securities law matters) retained by the Holders (by consent of (i) JPM, with respect to the Initial Registration Statement and if JPM is requesting registration of any of its Registrable Securities pursuant to Section 4.1(a)(x) to be included in the registration or (ii) in connection with Section 4.1(a)(y) or a Piggyback Registration, by consent of the Majority Selling Holders of Registrable Securities included in the applicable registration), considered collectively, within 30 days of presentation of an invoice approved by JPM or such Holders holding at least a majority of the Registrable Securities included in any applicable registration, as the case may be.

(c) Notwithstanding anything contained herein to the contrary, all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities shall be borne by the Holder owning such Registrable Securities.

Article VIII.

Indemnification

8.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder owning Registrable Securities registered pursuant to this Agreement, such Holder’s Affiliates, and their respective officers, directors, employees and agents, and each Person, if any, who controls any such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively referred to for purposes of this Article VIII as a “Holder”), from and against any and all losses, claims, damages and liabilities (including without limitation, subject to Section 8.3, the reasonable legal fees and other reasonable out-of-pocket expenses incurred in investigating, responding to or defending against any claim, challenge, litigation, investigation or proceeding, including without limitation, all costs of appearing as a witness in any claim, challenge, litigation, investigation or proceeding) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which any Registrable Securities were registered under the Securities Act, Prospectus or preliminary prospectus or Issuer Free Writing Prospectus, or any amendment thereof or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary, in the case of any Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made, to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Holder furnished to the Company in writing by such Holder expressly for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, Prospectus, amendment, supplement or Free Writing Prospectus in reliance upon and in conformity with written information furnished to the

Company by such participating Holder or any other Person who participates as an underwriter in the offering or sale of such securities, in either case specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any participating Holder or any such underwriter or controlling Person and shall survive the transfer of such securities by the Holder.

8.2 Indemnification by Holders. Each Holder agrees, severally and not jointly, to indemnify and hold harmless, the Company, the directors, and officers of the Company and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity contained in Section 8.1 from the Company to the Holders, as incurred, but only with respect to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement, Prospectus or preliminary prospectus or Issuer Free Writing Prospectus, or any amendment or supplement thereto.

8.3 Conduct of Indemnification Proceedings. If any claim, challenge, litigation, investigation or proceeding (including any governmental or regulatory investigation) shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of Section 8.1 or Section 8.2, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Person”) in writing; provided that (i) the omission to so notify the Indemnifying Party shall not relieve it from any liability that it may have hereunder except to the extent it has been materially prejudiced by such failure and (ii) the omission to so notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than on account of this Article VIII. In case any such claim, challenge, litigation, investigation or proceeding is brought against any Indemnified Person and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Person shall be entitled to participate therein and, to the extent that it may elect by written notice delivered to such Indemnified Person, to assume the defense thereof and retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person as contemplated by the preceding sentence or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Holders and such control Persons of the Holders shall be designated in writing by JPM and any such separate firm for the Company, the directors and officers of the Company and such control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any pending or threatened proceeding effected without its prior written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify in accordance with, and subject to the limitations of, Section 8.1 and Section 8.2 above, as the case may be, any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding anything in this Article VIII to the contrary, if at any time an Indemnified Person shall have requested the Indemnifying Party to reimburse such Indemnified Person for legal or other expenses in connection with investigating, responding to or defending any Proceedings as contemplated by this Article VIII, the Indemnifying Party shall be liable for any settlement of any Proceedings effected without its written consent if (i) such settlement is entered into more than (x) 60 days after receipt by the Indemnifying Party of such request for reimbursement and (y) 30 days after receipt by the Indemnified Party of the material terms of such settlement and (ii) the Indemnifying Party shall not have reimbursed such Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Persons (which consent shall not be unreasonably withheld), effect any settlement of any pending proceeding in respect of which any Indemnified Person is a party or of any threatened proceeding in respect of which any Indemnified Person could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (i) includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

8.4 Contribution, etc.

(a) If the indemnification provided for in this Article VIII is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder on the other hand with respect to the sale by such Holder of Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of such Holder on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total value received or proposed to be received (before deducting expenses) by the Company pursuant to the sale of Shares contemplated by the Equity Commitment Agreement and in connection with the extinguishment of the Trust’s claims in accordance with the Amended Plan. Benefits received by any Holder shall be deemed to be equal to the value of having the Registrable Securities registered under the Securities Act. The relative fault of the Company on the one hand and such Holder on the other shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder and the parties’ relevant intent, knowledge, information and opportunity to correct or prevent such statement or omission.

(b) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Article VIII were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to in this Section 8.4. The amount paid or payable by an Indemnified Person as a result of losses, claims, damages and liabilities referred to in this Section 8.4 shall be deemed to include, subject to the limitations set forth in Sections 8.1, 8.2 and 8.3 above, any reasonable legal or other reasonable out-of-pocket expenses incurred by such Indemnified Person not otherwise reimbursed in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article VIII, in no event shall any Holder be required to contribute any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Registrable Securities pursuant to any Registration Statement exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(c) The remedies provided for in this Article VIII are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

(d) The indemnity and contribution agreements contained in this Article VIII shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any Person controlling any Holder or by or on behalf of the Company, the officers or directors of each of the Company or any other Person controlling the Company and (iii) the sale by a Holder of Registrable Securities covered by any Registration Statement.

Article IX.

Free Writing Prospectuses

Except a Prospectus, an Issuer Free Writing Prospectus or other materials prepared by the Company, each Holder represents and agrees that it (i) shall not make any offer relating to the Registrable Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus, and (ii) has not distributed and will not distribute any written materials in connection with the offer or sale of New Common Stock, in each case without the prior written consent of the Company and, in connection with any Underwritten Offering, the underwriters. The Company represents and agrees that it shall not make any offer relating to the Registrable Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus in connection with the offer or sale of Registrable Securities without the prior written consent of JPM, or if JPM is not requesting registration of any of its Registrable Securities, then the Majority Selling Holders of Registrable Securities that are registered under the Registration Statement at such time as the approval of counsel for the holders of Registrable Securities (selected in accordance with Section 6.4 of the Agreement) to be included in an Underwritten Offering and, in connection with any Underwritten Offering, the underwriters.

Article X.

Rule 144

With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of Registrable Securities to the public without registration, the Company agrees to (a) use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; (b) upon written request of any Holder of Registrable Securities, furnish to such Holder promptly a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and such other reports and documents as any Holder reasonably may request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any Registrable Securities without registration; and (c) take such other actions as may be reasonably required by the Company’s transfer agent to consummate any distribution of Registrable Securities that may be permitted in accordance with the terms and conditions of Rule 144.

Article XI.

Private Placement

Except for Section 4.3(c), the Company agrees that nothing in this Agreement shall prohibit the Holders, at any time and from time to time, from selling or otherwise transferring Registrable Securities pursuant to a private placement or other transaction which is not registered pursuant to the Securities Act. To the extent requested by a Holder, the Company shall take all reasonable steps necessary to assist and cooperate with such Holder to facilitate such sale or transfer, including taking the actions specified in Exhibit B hereto.

Article XII.

Miscellaneous

12.1 Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given by (and shall be deemed to have been duly given) as follows: (i) at the time delivered by hand, if delivered personally; (ii) when sent via facsimile (with confirmation); (iii) five Business Days after being deposited in the mail, if sent postage prepaid, by registered or certified mail (return receipt requested); or (iv) on the next Business Day, if timely delivered to an express courier guaranteeing overnight delivery (with confirmation). The parties acknowledge and agree that a copy of any notice, communication or other document required to be delivered or furnished to the parties in connection with this Agreement, shall be provided by the Company to the Trust. All notices, amendments and communications delivered in respect of or under the Trust Registration Agreement shall be delivered to the parties hereto by the Company within one Business Day after receipt or delivery, as applicable, thereof by the Company. Notices shall be directed to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)	If to the Company:

Owens Corning
One Owens Corning Parkway
Toledo, Ohio 43659
Attention: Michael Thaman
Facsimile: (419) 248-8445

with a copy to:

Sidley Austin LLP
One South Dearborn
Chicago, Illinois 60603
Attention: Larry A. Barden
Lisa J. Reategui
Facsimile: (312) 853-7036

(b)	JPM:

J.P. Morgan Securities Inc.
270 Park Avenue, 17th Floor
New York, New York 10017
Attention: Mr. Stanley Lim, Operations Group
Facsimile: (212) 270-2157

with a copy to:

Simpson Thacher & Bartlett LLP
425 Lexington Ave,
New York New York 10017
Attention: Michael D. Nathan Mark Thompson
Facsimile: (212) 455-2502

and to:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038
Attention: Lewis Kruger Brett Lawrence
Facsimile: (212) 806-6006

(c) If to any Investor (other than JPM) to the address and facsimile number set forth on the signature pages hereto, or the signature page of any joinder agreement executed and delivered pursuant to Section 12.2:

with a copy to:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038
Attention: Lewis Kruger Brett Lawrence
Facsimile: (212) 806-6006

(d) If to the Trust, to the parties named by the Trust at the addresses and facsimile numbers as provided by the Trust to the Company on or after the effective date of the Amended Plan.

12.2 Additional Investors. Each Person who is a party to the Syndication Agreement shall be shall be deemed to be an Investor upon execution and delivery of a joinder agreement in the form of Exhibit C (the “Joinder Agreement”). Only Persons (other than the initial signatories hereto) that execute a Joinder Agreement shall be deemed to be Investors. Except to the extent limited in any other joinder agreement, each Person that so becomes an Investor after the date hereof shall be entitled to all rights and privileges of an Investor as if such Investor had been an original signatory to this Agreement.

12.3 Most-Favored-Nation. If the Company grants any Person any rights with respect to the registration of any shares of equity securities of the Company or any securities convertible or exercisable into shares of any equity securities of the Company that are more favorable to such Person than the rights of the Holders set forth in this Agreement, the Company shall grant to the Holders the rights granted to such other Person; provided, however, that this Section 12.3 shall not apply to the Trust Registration Agreement in the form filed with this Agreement on the date hereof with the Bankruptcy Court.

12.4 Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

12.5 Assignment; Certain Specified Third Party Beneficiaries. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by a Holder to any third party who purchases or is otherwise a permitted transferee of such Registrable Securities from the Holder, unless (i) such transferee of the Registrable Securities that is not a party to this Agreement shall have executed and delivered to the Secretary of the Company a properly completed agreement substantially in the form of Exhibit D), and (ii) the Holder selling the Registrable Securities shall have delivered to the Secretary of the Company written notice of such transfer setting forth the name of such Holder, the name and address of the transferee and the number of Registrable Securities that shall have been so transferred; and provided, further, that this Agreement and the rights, interests and obligations hereunder may be assigned, transferred or delegated by an Investor to (x) any Affiliate of such Investor or (y) any party to the Collars (other than the Company or the Trust) (provided, further, that any such transferee or assignee assumes the obligations of such Investor hereunder and agrees in writing to be bound by the terms of this Agreement in the same manner as the Investor pursuant to a properly completed agreement substantially in the form of Exhibit D). This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person any rights or remedies under this Agreement other than the parties hereto, any Indemnified Person, the Trust and, prior to the effective date of the Amended Plan with respect to the rights and benefits of the Trust, the Future Claimants’ Representative (as defined in the Amended Plan) and Caplin & Drysdale, Chartered, as counsel to the Official Creditors Committee Representing Holders of Asbestos Claims, each of which is an intended third-party beneficiary hereof.

12.6 Entire Agreement. This Agreement (including the documents and instruments referred to in this Agreement) constitutes the entire agreement of the parties and supersedes all prior agreements and understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement. Notwithstanding the foregoing, the parties hereto acknowledge that any confidentiality agreements heretofore executed among the parties shall continue in full force and effect.

12.7 Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions of this Agreement may be waived, only by a written instrument, (A) if prior to the effective date of the Amended Plan, signed by (i) the Company, (ii) JPM and (iii) holders of a majority of commitments under the Syndication Agreement (excluding JPM), (B) if after the effective date of the Amended Plan, signed by (i) the Company, (ii) JPM (unless JPM holds no Registrable Securities and the Collars have terminated) and (iii) holders of a majority of the Registrable Securities consisting of Unsubscribed Shares and shares issued or issuable under the Collars; provided that without the consent of JPM, no provision of this Agreement relating to the rights of JPM with respect to registration of its Registrable Securities hereunder, including without limitation its rights under Section 4.1(a)(x), shall be modified or amended or (C) in the case of a waiver, by the party waiving compliance; and provided further that without the prior written consent of the parties required to amend the Trust Registration Agreement (or, prior to the effective date of the Amended Plan, without the prior written consent of the Future Claimants’ Representative and Caplin & Drysdale, Chartered, as counsel to the Official Creditors Committee Representing Holders of Asbestos Claims), this Agreement shall not be superseded, cancelled, renewed, extended, modified, amended or waived if such supersession, cancellation, renewal, extension, modification, amendment or waiver would directly or indirectly adversely affect the Trust’s rights or benefits under this Agreement or the Trust Registration Agreement. No delay on the part of any party in exercising any right, power or privilege pursuant to this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege pursuant to this Agreement, nor shall any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement. The rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any party otherwise may have at law or in equity.

12.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party (including via facsimile or other electronic transmission), it being understood that each party need not sign the same counterpart.

12.9 Governing Law; Venue. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE. EACH PARTY TO THIS AGREEMENT IRREVOCABLY SUBMITS TO THE JURISDICTION OF, AND VENUE IN, THE DISTRICT COURTS OF THE UNITED STATES SITTING IN THE STATE OF DELAWARE OR THE COURTS OF THE STATE OF DELAWARE AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.

12.10 Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

12.11 Specific Performance. The parties acknowledge and agree that any breach of the terms of this Agreement would give rise to irreparable harm for which money damages would not be an adequate remedy, and, accordingly, the parties agree that, in addition to any other remedies, each will be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy of money damages as a remedy and without the necessity of posting bond.

12.12 Termination. This Agreement may be terminated at any time by a written instrument signed by the parties hereto. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than the first proviso in Section 7.1(i), Section 7.4, Article VIII and Article XI hereof) shall terminate if at any time after the effective date of the Amended Plan, upon the earlier of (i) there are no Registrable Securities outstanding and the Collars have terminated or (ii) two years following the earlier of (x) the expiration of the Collars and (y) the purchase of all of the shares of New Common Stock subject to the Collars, except that this clause (ii) shall not be applicable to any Holder who is an Affiliate of the Company (as reasonably determined by such Holder based upon the advice of counsel) in which event this Agreement shall terminate one year after such Holder is no longer an Affiliate of the Company (as so determined). Notwithstanding anything to the contrary contained herein, this Agreement (other than the first proviso in Section 7.1(i), Section 7.4, Article VIII and Article XI hereof) shall terminate upon confirmation by the Bankruptcy Court of a plan of reorganization of the Company that does not include or contemplate at least one of (i) the Rights Offering (as defined in the Equity Commitment Agreement) or a substantially similar transaction, or (ii) the Collars or a substantially similar transaction, in either case pursuant to which the Investors may receive securities of the Company or any successor of the Company.

12.13 Modifications Necessary to Reflect Corporate Restructuring. The Amended Plan currently contemplates that, on or after the Effective Date, the Company intends to effect a restructuring plan which would organize the Company and its subsidiaries along the Company’s major business lines. This restructuring plan may result in the creation of a new Delaware company to serve as the parent corporation and holding company for the Company and its subsidiaries (“Holdco”). To the extent that such restructuring plan is pursued with the approval of the Bankruptcy Court, appropriate modifications to this Agreement shall be made to reflect that this Agreement shall relate to Holdco and the securities issued by Holdco on the same terms.

12.14 No Conflicting Rights. The Company shall not, on or after the date hereof, grant any registration or similar rights to any Person which conflict with or impair the rights granted hereby other than, without limiting the provisions of Section 12.3, the Trust Registration Agreement in the form filed with this Agreement on the date hereof with the Bankruptcy Court.

12.15 Listing. The Company shall, on or prior to the effective date of the Amended Plan, have caused the New Common Stock to be listed on the NYSE or quoted on the NASDAQ.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

OWENS CORNING

By:	/s/ Michael Thaman
Name:
Title:

INVESTORS J.P. MORGAN SECURITIES INC.

By:	/s/ John Abate
Name:
Title:

Each Investor party to the Syndication Agreement who shall sign a Joinder Agreement pursuant to Section 12.2 hereof.

Exhibit A

OWENS CORNING

Form of Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner (the “Selling Securityholder”) of common stock (the “Registrable Securities”) of Owens Corning (the “Company”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of July 7, 2006 (the “Registration Rights Agreement”), among the Company and the Holders referred to therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

NOTICE

The undersigned Selling Securityholder of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company’s directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against losses arising in connection with statements concerning the undersigned made in the Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

The undersigned Selling Securityholder is furnishing this Notice and Questionnaire in connection with an Exclusive Holder Registration, as that term is defined in the Registration Rights Agreement:

Yes  ☐        No  ☐

The undersigned Selling Securityholder is furnishing this Notice and Questionnaire in connection with an Exclusive Trust Registration, as that term is defined in the Registration Rights Agreement:

Yes  ☐        No  ☐

The undersigned Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

Exh. A-1

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Securityholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item 3 below are held:

(d)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Securityholder:

Telephone:

Fax:

Email:

Contact Person:

3.	Beneficial Ownership of Registrable Securities:

Type and Principal Amount of Registrable Securities beneficially owned:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes  ☐        No  ☐

Exh. A-2

Note:	If yes, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	If you are a registered broker-dealer, do you consent to being named as an underwriter in the Registration Statement?

Yes  ☐        No  ☐

(c)	Are you an affiliate of a broker-dealer?

Yes  ☐        No  ☐

If yes, please identify the registered broker-dealer with whom the Selling Securityholder is affiliated and the nature of the affiliation:

(d)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  ☐        No  ☐

Note:	If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned Selling Securityholder is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

Exh. A-3

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and at any time while the Registration Statement remains in effect.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Sidley Austin LLP
One South Dearborn
Chicago, Illinois 60603
Attention: Larry A. Barden Lisa J. Reategui
Facsimile: (312) 853-7036

Exh. A-4

Exhibit B

PRIVATE PLACEMENT PROCEDURES

I. Introduction

These Private Placement Procedures supplement, form part of, and are subject to the Registration Rights Agreement and all terms used and not otherwise defined herein shall have the meanings assigned to them in the Registration Rights Agreement.

II. Procedures

(a) The Company shall afford the Holders, and any potential buyers of the Registrable Securities (the “Private Securities”) designated by the Holders a reasonable opportunity to conduct a due diligence investigation with respect to the Company customary in scope for private offerings of such type of securities (including, without limitation, the availability of senior management to respond to questions regarding the business and financial condition of the Company and the right to have made available to them for inspection all financial and other records, pertinent corporate documents and other information reasonably requested by them), and the Holders (or any such potential buyer) shall be satisfied in all material respects with such opportunity and with the resolution of any disclosure issues arising from such due diligence investigation of the Company.

(b) The Company shall enter into an agreement (a “Private Placement Agreement”) with the Holders (or any Affiliate of the Holders designated by the Holders) providing for the purchase and resale by the Holders (or such Affiliate) in a private placement (or other transaction exempt from registration under the Securities Act) of the Private Securities, which agreement shall be on commercially reasonable terms and in form and substance reasonably satisfactory to the Holders (or such Affiliate) and (without limitation of the foregoing) shall:

(i) contain customary conditions, and customary undertakings, representations and warranties (to the Holders or such Affiliate, and if requested by the Holders or such Affiliates, to potential purchasers of the Private Securities);

(ii) contain indemnification and contribution provisions in connection with the potential liability of the Holders and its Affiliates relating to the resale by the Holders (or such Affiliate) of the Private Securities;

(iii) provide for the delivery of related certificates and representations, warranties and agreements of the Company, including those necessary or advisable to establish and maintain the availability of an exemption from the registration requirements of the Securities Act for the Holders and resales of the Private Securities by the Holders (or such Affiliate); and

(iv) provide for the delivery to the Holders (or such Affiliate) of customary opinions (including, without limitation, opinions relating to the due authorization, valid issuance and fully paid and non-assessable nature of the Private Securities, the availability of an exemption from the Securities Act for the Holders and resales of the Private Securities by the Holders (or such Affiliate), and the lack of material misstatements and omissions in the Company’s filings under the Exchange Act).

Exh. B-1

The Company agrees to use its reasonable best efforts to make any filings required to be made by it with the SEC, any securities exchange or any other regulatory body with respect to the sale and resale of the Private Securities.

Exh. B-2

Exhibit C

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT is made and entered into by the undersigned with reference to the following facts:

Reference is made to the Registration Rights Agreement, dated as of July 7, 2006, as amended (the “Registration Rights Agreement”), by and among Owens Corning, a Delaware corporation (the “Company”), J.P. Morgan Securities Inc. (“JPMorgan Securities”) and any other parties identified on the signature pages of any joinder agreements substantially similar to this Joinder Agreement executed and delivered pursuant to Section 12.2 of the Registration Rights Agreement. Capitalized terms used but not defined in this Joinder Agreement shall have the meanings ascribed thereto in the Registration Rights Agreement.

As a condition to the acquisition of ownership of the New Common Stock in the amount specified below, the undersigned agrees as follows:

1. The undersigned hereby agrees to be bound by the provisions of the Registration Rights Agreement and undertakes to perform each obligation as if an “Investor” thereunder and an original signatory thereto in such capacity.

2. This Joinder Agreement shall bind, and inure to the benefit of, the parties hereto and their respective devisees, heirs, personal and legal representatives, executors, administrators, successors and assigns.

3. This Joinder Agreement shall be construed and enforced in accordance with the laws of the State of Delaware without regard or giving effect to its principles of conflicts of law.

[Remainder of Page Intentionally Left Blank]

Exh. C-1

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement this                     , 200  .

(Print Name of Investor)

By:
Name:
Title:

Address and Facsimile Number for Notices:

I.R.S. I.D. #:

Acknowledged and Agreed by:

OWENS CORNING

Name:
Title:

Exh. C-2

Exhibit D

AGREEMENT TO BE BOUND

BY THE REGISTRATION RIGHTS AGREEMENT

The undersigned, being the transferee of                  shares of the common stock (the “Registrable Securities”), of                                         , a Delaware corporation (the “Company”), as a condition to obtaining the benefits of the Registration Rights Agreement dated as of July 7, 2006 initially among the Company and the Holders referred to therein (the “Agreement”), acknowledges that matters pertaining to the registration of such Registrable Securities is governed by the Agreement, and the undersigned hereby (1) acknowledges receipt of a copy of the Agreement, and (2) agrees to be bound as a Holder by the terms of the Agreement, as the same has been or may be amended from time to time.

Agreed to this      day of                     ,         .

*

*

*	Include address for notices.

Exh. D-1